UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2013

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction

of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 14, 2013, Fifth Third Bancorp (“Fifth Third”) issued a press release announcing that the Board of Governors of the Federal Reserve System did not object to its capital plan submitted under the Comprehensive Capital Analysis & Review (“CCAR”) process. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference. Additionally, Fifth Third disclosed results of its company-run stress test as required by the Dodd-Frank Act stress testing rules. A copy of these results is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 Fifth     Third Bancorp Press Release dated March 14, 2013

Exhibit 99.2 Fifth     Third Bancorp Company-Run Stress Test Disclosures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

March 14, 2013	/s/ Daniel T. Poston
Daniel T. Poston
Executive Vice President and
Chief Financial Officer